UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 27, 2010

PARKE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[  ]           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

PARKE BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 5.07.  Submission of Matters to a Vote of Security Holders

On April 27, 2010, the Registrant held its Annual Meeting of Shareholders (the “Annual Meeting”).  Four directors were elected at the Annual Meeting, each for a three-year term.  In addition, shareholders ratified the appointment of McGladrey & Pullen, LLP for the fiscal year ending December 31, 2010 and approved a non-binding resolutions regarding executive compensation.  The results of voting at the Annual Meeting were as follows:

Proposal I – Election of Directors

Name	For	Withheld	Broker Non-Votes
Fred G. Choate	2,149,162	55,393	1,312,348
Edward Infantolino	2,149,162	55,393	1,312,348
Jeffrey H. Kripitz	2,149,162	55,393	1,312,348
Jack C. Shephard, Jr.	2,149,162	55,393	1,312,348

Proposal II – Ratification of Auditors

For:  3,477,473
Against:  36,629
Abstain:    2,801
Broker Non-Votes:  0

Proposal III – Approval of Non-Binding Proposal Regarding Executive Compensation

For:  3,245,037
Against:  37,062
Abstain:  234,804
Broker Non-Votes:  0

The Registrant issued a press release on April 28, 2010 regarding the results of the annual meeting, a copy of which is filed as Exhibit 99 hereto and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit 99 – Press Release, dated April 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PARKE BANCORP, INC.
Date: April 28, 2010	By:	/s/ John F. Hawkins
John F. Hawkins Senior Vice President and Chief Financial Officer (Duly Authorized Representative)